SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

April 20, 2015

Date of Report (Date of Earliest Event Reported)

GLOBAL ARENA HOLDING, INC.

 (Exact name of registrant as specified in its charter)

Delaware	00049819	33-0931599
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 Broadway, 5th Floor New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(212) 508-4778

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On April 20, 2015, the Company amended an outstanding unsecured convertible promissory note between itself and FireRock Capital Inc., as originally filed March 13, 2015.  Under this amended agreement, the promissory note, which has an outstanding balance of $100,000 and an interest rate of 12%, now has a maturity date of June 15, 2015.  In the event of default, the note will be immediately due and payable.  In addition, FireRock may provide a written request to the Company to affect the registration of all or part of the shares that FireRock owns as part of this promissory note.  This registration must be completed as soon as practicable, but in no event later than 60 days after receipt of the notice.

On April 20, 2015, the Company entered into an Unsecured Convertible Promissory Note and Warrant Purchase Agreement with FireRock Capital Inc.  Under this agreement, FireRock agrees to lend the Company $25,000 in return for an unsecured convertible promissory note, which can be converted into common shares at $0.25 per share, and a warrant to purchase a maximum of 310,000 common shares at a price of $0.25 per share.  The warrant expires on April 20, 2018.  FireRock must provide 61 days written notice before exercising the warrant should that exercise cause them to hold more than 4.99% of the issued and outstanding common stock.  The promissory note bears an interest rate of 12% and is due on June 30, 2015.  In the event of default, the note will be immediately due and payable.

On April 24, 2015, the Company entered into an Unsecured Convertible Promissory Note and Warrant Purchase Agreement with Wendy Monzio.  Under this agreement, Monzio agrees to lend the Company $25,000 in return for an unsecured convertible promissory note, which can be converted into common shares at $0.25 per share, and a warrant to purchase a maximum of 310,000 common shares at a price of $0.25 per share.  The warrant expires on April 24, 2018.  Monzio must provide 61 days written notice before exercising the warrant should that exercise cause him to hold more than 4.99% of the issued and outstanding common stock.  The promissory note bears an interest rate of 12% and is due on July 30, 2015.  In the event of default, the note will be immediately due and payable.

On April 27, 2015, the Company entered into an Unsecured Convertible Promissory Note and Warrant Purchase Agreement with Robert Reyers.  Under this agreement, Reyers agrees to lend the Company $15,000 in return for an unsecured convertible promissory note, which can be converted into common shares at $0.25 per share, and a warrant to purchase a maximum of 186,000 common shares at a price of $0.25 per share.  The warrant expires on April 27, 2018.  Reyers must provide 61 days written notice before exercising the warrant should that exercise cause him to hold more than 4.99% of the issued and outstanding common stock.  The promissory note bears an interest rate of 12% and is due on August 30, 2015.  In the event of default, the note will be immediately due and payable.

On May 15, 2015, the Company entered into an Unsecured Convertible Promissory Note and Warrant Purchase Agreement with Marc Abrams.  Under this agreement, Abrams agrees to lend the Company $50,000 in return for an unsecured convertible promissory note, which can be converted into common shares at $0.25 per share, and a warrant to purchase a maximum of 625,000 common shares at a price of $0.25 per share.  The warrant expires on May 15, 2018.  Abrams must provide 61 days written notice before exercising the warrant should that exercise cause him to hold more than 4.99% of the issued and outstanding common stock.  The promissory note bears an interest rate of 12% and is due on August 30, 2015.  In the event of default, the note will be immediately due and payable.

Item 2.03 – Creation of a Direct Financial Obligation

See the above descriptions in Item 1.01.

Item 3.02 – Unregistered Sales of Equity Securities

On April 20, 2015, the Company issued a warrant to FireRock Capital Inc. to purchase 310,000 common shares at a price of $0.25 per share.  This warrant was issued in consideration of the $25,000 loan as discussed above.  These shares are exempt from registration under Section 4(a)(2) of the Securities Act.  FireRock has enough knowledge and experience to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the securities to the public.

On April 24, 2015, the Company issued a warrant to Wendy Monzio to purchase 310,000 common shares at a price of $0.25 per share.  This warrant was issued in consideration of the $25,000 loan as discussed above.  These shares are exempt from registration under Section 4(a)(2) of the Securities Act.  Monzio has enough knowledge and experience to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the securities to the public.

On April 27, 2015, the Company issued a warrant to Robert Reyers to purchase 186,000 common shares at a price of $0.25 per share.  This warrant was issued in consideration of the $15,000 loan as discussed above.  These shares are exempt from registration under Section 4(a)(2) of the Securities Act.  Reyers has enough knowledge and experience to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the securities to the public.

On May 15, 2015, the Company issued a warrant to Marc Abrams to purchase 625,000 common shares at a price of $0.25 per share.  This warrant was issued in consideration of the $50,000 loan as discussed above.  These shares are exempt from registration under Section 4(a)(2) of the Securities Act.  Abrams has enough knowledge and experience to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the securities to the public.

Item 8.01 – Other Events

On May 20, 2015, the Company incorporated a new wholly owned entity in the State of Delaware called “GAHI Acquisition Corp.”  This entity was incorporated to be the merger subsidiary for the acquisition of Blockchain Technologies Corp.

On May 20, 2015, the Company entered into an agreement and plan of merger with Blockchain Technologies Corporation.  Under this agreement, Blockchain will merge with GAHI Acquisition Corp., and GAHI Acquisition Corp. will be the surviving corporation.  As consideration for the merger, the Company will reserve a number of shares equal to 1/3 the total issued and outstanding of the Company to be issued to Blockchain shareholders.

The two parties have agreed to the following material condition to the consummation of the merger:

(a)

On or before cClosing, the Company shall have capitalized Merger Sub with $1,250,000 plus an amount equal to then the bridge loan outstanding, which amount will be used for the development and implementation of the Blockchain business and technologies as well as the repayment of said outstanding debt;

(b)

except as disclosed in Schedule 5.3(b), on or before Closing, the Company and Merger Sub shall have no outstanding liabilities;

(c)

on or before Closing, the Company shall obtain the written consent of a majority of the shareholders to amend the Articles of Incorporation of the Company to change its name to Blockchain Holdings Corporation

(d)

on or before Closing the Company shall obtain the written consent of a majority of the shareholders to amend the Bylaws of the Company  to i) extend the terms of its directors to three years, ii) limit the number of directors to five, iii) indemnify the directors to the full extend of Delaware law and to require a quorum of four directors for stock issuances, debt or equity acquisitions, officers’ salaries and directors’ fees.

(e)

on or before Closing, the Company shall obtain D&O insurance for the proposed officers and directors.

(f)

on or before Closing, the Articles of Incorporation of Merger Sub shall be amended to change its name to Blockchain Technologies Corporation.

(g)

The Company shall have issued warrants to purchase shares of Common Stock of the Company to Nicholas Spanos, an officer and director of Blockchain.  At Closing, said warrants shall represent 1/3 of all warrants issued in The Company.

(h)

on or before Closing, the bylaws of Merger Sub shall be amended to limit the number of directors to three.

(i)

on or before Closing, the Company shall have provided the Company with a tax opinion from outside tax counsel that this transaction qualifies as a “reorganization” within the meaning of Section 368(a) of the Code.

Item 9.01 - Exhibits

Exhibit 10.1 – Convertible promissory note between Global Arena Holding, Inc. and Marc Abrams, dated May 15, 2015.

Exhibit 10.2 – Convertible promissory note and warrant purchase agreement between Global Arena Holding, Inc. and Marc Abrams, dated May 15, 2015.

Exhibit 10.3 – Convertible promissory note between Global Arena Holding, Inc. and Wendy Monzio, dated April 24, 2015.

Exhibit 10.4 – Convertible promissory note and warrant purchase agreement between Global Arena Holding, Inc. and Wendy Monzio, dated April 24, 2015.

Exhibit 10.5 – Convertible promissory note between Global Arena Holding, Inc. and Robert Reyers, dated April 27, 2015.

Exhibit 10.6 – Convertible promissory note and warrant purchase agreement between Global Arena Holding, Inc. and Robert Reyers, dated April 27, 2015.

Exhibit 10.7 – Convertible promissory note between Global Arena Holding, Inc. and FireRock Capital, Inc., dated April 20, 2015.

Exhibit 10.8 – Convertible promissory note and warrant purchase agreement between Global Arena Holding, Inc. and FireRock Capital, Inc., dated April 20, 2015.

Exhibit 10.9 – Amended convertible promissory note between Global Arena Holding, Inc. and FireRock Capital, Inc., dated April 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Global Arena Holding, Inc.

By:      /s/ John Matthews

John Matthews

Chief Executive Officer

Dated:  May 21, 2015